Exhibit 99.1


EEI FINANCIAL CONFERENCE
EVERSOURCE
ENERGY

EEI Financial Conference

November 4-7, 2017

EVERSOURCE ENERGY

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in Eversource Energy's assets and liabilities, as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Management uses this non-GAAP financial measure to evaluate earnings results, provide details of earnings results by business, and more fully compare and explain our third quarter and year-to-date 2017 and 2016 results. Management believes that this measurement is useful to investors to evaluate the actual and projected financial performance and contribution of Eversource Energy's businesses. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy's consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This presentation includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers can identify these forward-looking statements through the use of words or phrases such as "estimate, "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, cyber breaches, acts of war or terrorism, or grid disturbances; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; changes in business conditions, which could include disruptive technology related to Eversource Energy's current or future business model; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; fluctuations in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make Eversource Energy's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC) and updated as necessary, and are available in the Investor Relations section of our website at www.eversource.com. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements; each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Eversource – Clean Energy Enabler For New England

- Eversource is leading the way
  - Providing clean energy solutions
  - Safe, reliable and affordable
  - Uniquely positioned
- New England is moving toward a low carbon electric economy
  - Embracing an 80% reduction carbon goal by 2050
- Achieving this goal will require a greater reliance on:
  - Energy efficiency
  - Demand reduction
  - Additional renewable resources
  - A focus on reducing CO_2 from transportation and space heating – EVs, Battery Storage
- We have a portfolio of initiatives that will significantly reduce the region's carbon footprint, benefit customers and shareholders



EVERSOURCE ENERGY

We Continue to Meet or Exceed Our Commitments to Investors

Our Commitments:	*Results Delivered:*	
1. Exceed industry EPS and dividend growth	Four-year average EPS and dividend growth of 6.7% and 7.8%, respectively, through 2016	✓
2. Reduce spending – Target 3-4%/yr.	Four-year average O&M reduction 4%-5%/yr. through 2016	✓
3. Maintain strong financial condition	"A" credit rating with "positive" outlook is the best in industry	✓
4. Deliver top-tier service quality and reliability	Reliability and safety metrics significantly improved since 2012	✓
5. Continue to grow and leverage our transmission and gas businesses	Transmission portfolio continues to grow; progress on major projects; gas investment accelerating	✓
6. Advance energy policy in the region	NPT, Bay State Wind address fuel diversity and carbon reduction needs; Access Northeast addresses needed regional natural gas infrastructure	✓

Strong Long-Term Earnings Growth Expected to Continue


6.7% EPS 4-Year Growth Rate
5% - 7% Growth off 2016 Base
$2.28
$2.53
$2.65
$2.81
$2.96
$3.05–
$3.20
2012A*
2013A*
2014A*
2015A*
2016A
2017E
2018E
2019E
2020E

*Excludes NU-NSTAR merger and integration costs. GAAP EPS were $1.89 in 2012; $2.49 in 2013; $2.58 in 2014 and $2.76 in 2015.

EVERSOURCE ENERGY

Dividend Growth Continues to Outperform Peers

Annualized Dividend


$1.10
$1.372
$1.47
$1.57
$1.67
$1.78
$1.90
7.3%
24.7%*
7.1%
6.8%
6.4%
6.6%
6.7%
5% - 7%
2011
2012
2013
2014
2015
2016
2017

** Reflects impact of NU-NSTAR merger*

Payout Ratios:	58%	59%	59%	60%

CAPITAL INVESTMENT INITIATIVES

EVERSOURCE ENERGY

Robust Capital Plan Supports 5% to 7% EPS Growth



$9.6 Billion 2017-2020
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$ in Millions
$1,937
$101
$1,029
$807
$2,209
$138
$1,174
$897
$2,712
$144
$1,584
$984
$2,771
$91
$1,266
$1,414*
$2,566
$85
$1,276
$1,205*
Other concepts under development
$80
$1,228
$283*
2015A
2016A
2017E
2018E*
2019E*
2020E*
Transmission
Distribution and MA Solar
Other, Primarily IT

Timing of Northern Pass expenditures currently under review due to updated projection of late 2020 in-service date. Additional electric, natural gas and water distribution capex expected to offset lower NPT spending in 2018.

EVERSOURCE ENERGY

Potential Additions to 2018 Capital Plan

(To Be Finalized in February 2018)


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2.77 Billion
February 2017 Plan for 2018
Water
Gas Distribution
Electric Distribution*
*including solar
Reliability Transmission
Potential Increase in Millions From February 2017 Plan
$75 - $100
$25 - $75
$150 - $200
$50 - $150
Reliability Transmission
NPT
Electric Distribution
Gas Distribution
IT & Other
Water

EVERSOURCE ENERGY

Massachusetts Utility Scale Solar On Plan



Pittsfield



Plymouth Service Center

- Massachusetts law authorized 62 MW of utility scale solar in late 2016 (rate base assets)
- In response, Eversource has undertaken a fast track construction effort with 50 MW underway
- Construction on the remaining 12 MW will start by end of year
- Installations will be both greenfield and canopy:
  - 15 greenfield sites
  - 4 canopy sites (company facilities)
- Annual carbon emission reductions = 33k tons
- Investment = up to $200M (substantially less costly than rooftop solar)

EVERSOURCE ENERGY

Progress on Major Transmission Reliability Projects

Greater Boston Reliability Solutions

- 28 projects including seven new transmission lines, new substations and substation expansion projects
- 12 projects have been placed in service
- 10 projects under construction
- 4 projects in MADPU siting process, expect 2017 approval
- Projected completion: 2019
- Total projected investment: $560 million
- Investment through September 30: $186.3 million



Greater Hartford Central Connecticut (GHCC)

- 27 projects for Greater Hartford, Manchester, Southington, Middletown and NW CT
- 16 of 27 projects now in service
- Eight projects under construction, three in siting with approvals expected by Q1 2018
- Projected completion: 2019
- Total projected investment: $350 million
- Investment through September 30: $192.3 million

Greenwich Substation Project

- Original proposal rejected without prejudice by CT Siting Council in 2016
- Actively collaborated with town on infrastructure upgrade options and energy efficiency/demand side management strategies
- New design includes scaled down substation
- CT Siting Council vote due in November
- Projected completion: 2019
- Total projected ES investment: $80 million

Seacoast Reliability Project

- New 13-mile project between Portsmouth and Madbury, NH
- Expected NHSEC approval: July 2018
- Projected completion: December 2019
- Total projected investment: $84 million
- Investment through September 30: $19.7 million

EVERSOURCE ENERGY

Bay State Wind: Transforming Clean Energy in New England

- Eversource and Ørsted leadership will provide a 1st of kind, large scale, offshore wind facility in the U.S.
- 50-50 partnership in Bay State Wind
- Proposed offshore wind farm 20-25 miles south of Martha's Vineyard
  - 300 square mile ocean area can accommodate at least 2,000 MW of capacity



- Massachusetts EDCs issued an offshore wind RFP (400 – 800 MW); responses are due in December
  - All technical and commercial aspects of project are well underway
  - Bay State will submit multiple project proposals into upcoming RFP
- Bay State Wind will provide ~ 3 million tons of annual carbon reduction and create an off-shore wind support industry for SE MA and Southern NE

Schedule for Massachusetts RFPs

9.45 TWh Clean Energy RFP	
Event	**Date**
RFP issued	March 31, 2017
Proposals submitted	July 27, 2017
Selection of projects for negotiation	January 25, 2018
Negotiate and execute long-term contracts	March 27, 2018
Submit long-term contracts for DPU approval	April 25, 2018

Offshore Wind RFP	
Event	**Date**
RFP issued	June 29, 2017
Due date for submission of proposals	December 20, 2017
Selection of projects for negotiation	April 23, 2018
Negotiate and execute long-term contracts	July 2, 2018
Submit long-term contracts for DPU approval	July 31, 2018

Northern Pass: In the Home Stretch


Des Cantons
Quebec
Vermont
New Hampshire
Maine
Deerfield
Des Cantons to NH
Underground Northern Pass Route
Overhead Northern Pass Route
Substation
Converter Terminal
Length of Line in Quebec: 75 kilometers
Length of Line in NH: 192 miles

- 1,090 MW of clean energy
- Will provide significant benefits to the region:
  - Billions of dollars in total energy and capacity value through reduced wholesale market prices
  - Annual reduction of up to 4 million tons of CO_2
  - Provides fuel diversity
- Significant progress on Federal and State siting
  - DOE final Environmental Impact Statement issued in August
  - U.S Forest Service draft Record of Decision issued in September
  - Presidential Permit expected by end of year
  - New Hampshire approvals expected early 2018
- NPT and Hydro Quebec submitted a proposal in July to the MA Clean Energy RFP
- Project is shovel-ready; power to flow in 2020

EVERSOURCE ENERGY

Summary of Northern Pass Reviews

FEDERAL	***Latest***	***Upcoming***
DOE Presidential Permit	Final EIS issued on 8/10/17	Record of Decision, Presidential Permit
USFS Permit for White Mountain National Forest	Draft Record of Decision issued on 9/1/17	45-day comment period ended in mid-October. Decision expected by year-end
Army Corps of Engineers	Review nearing conclusion	Permit decision expected by year-end

STATE	***Latest***	***Upcoming***
NHSEC siting approval	Evidentiary hearing cross-examination of NPT witnesses completed in early October; cross-examination of intervenor witnesses began last month	• Intervenor witness cross-examination, fall 2017 • Briefing, late 2017 or January 2018 • SEC deliberations and vote no later than 2/28/18 • Written decision no later than 3/31/18
NHPUC approval of PSNH-NPT lease	NHPUC determined in early 2017 it had authority to review the lease; settlement with NHPUC staff, OCA filed on 11/1/17	NHPUC order
NHPUC approval of licenses to cross state waters and public lands	Approval issued 6/16/17	Completed
Superior Court approval of Summary Judgement against SPNHF on use of state highways	Court ruled in favor of NPT on 5/26/17. Upheld by NH Supreme Court	Completed
NH DOT and DES permits	Approved in early 2017, conditioned on NHSEC approval	Completed

EVERSOURCE ENERGY

Northern Pass Making Significant Progress: Expect All State & Federal Approvals By Early 2018

March	April	May-June	July-August	September - October	Q4 2017- Q1 2018	Q2 2018
NHDES permits issued	NHDOT approved NPT with reasonable conditions ------------ NHSEC hearings commence	NHSEC hearings on construction, environment & customer benefits	NHSEC hearings on property value, tourism, tax revenues ----------------- Final EIS issued by DOE	NPT witness testimony concluded --------------- Intervenor testimony commenced	NHSEC, DOE permits expected ------------ NHPUC order on PSNH – NPT lease expected	Construction to commence ------------ 2nd half 2020 expected in-service

Additional Initiatives: Eversource Energy's Storage Demonstration

- $100 million Massachusetts Demonstration Initiative will provide experience with this technology to support deployment across our service territories*
- In aggregate, we believe energy storage could represent a $500 million investment opportunity over the next decade

Phase 1: Learning
- Technology
- Applications
- Business Models
- Vendors
- Effectiveness

Phase 2: Demonstration
- MA Energy Storage Demonstration Program (35-40 MWs)
- Potential NH/CT Demonstration Projects

Phase 3: Broader Deployment
- Eversource Utility Owned Applications
- Other Non-Utility Owned Applications

* Pending as part of current Massachusetts rate review

EVERSOURCE ENERGY

Additional Initiatives: Our Massachusetts Make-Ready EV Proposal

- First step to supporting electric vehicles in our service territory*
- We are evaluating similar proposals in CT & NH
- We believe the total investment opportunity across the three states could reach $500 million over the next decade


Business As Usual
Eversource Contribution
Customer Contribution
"Make Ready" Utility Infrastructure
Charger Infrastructure
Utility Distribution Network
Utility Pad Mounted Transformer
Utility Meter
Panel
Conductor (boring/ trenching)
EV Charger
Electric Vehicle
Eversource Investment
Primarily 3rd Party Investment
Eversource Contribution
Customer Contribution
Make Ready Program

Key Highlights of MA Proposal

- **$45 million capital investment**
- **Supports approximately 4,000 charging points**
- **Up to 500 customer sites**
- **In-service by 2022**

* Pending as part of current Massachusetts rate review

REGULATORY

MA Electric Rate Review

January:
- NSTAR Electric and WMECO filed applications to raise base distribution rates by $60 million and $36 million, respectively
- Decoupling for NSTAR Electric
- Permission to combine companies legally
- Implement performance-based ratemaking
- $400 million in new grid modernization investments from 2018-2022

June - October:
- Hearings and briefing concluded

Late year:
- Decision expected to be issued:
  - November 30 for all topics except rate design
  - December 29 for rate design

January 2018:
- New rates effective

CT Electric Rate Review

October:
- CL&P filed a letter of intent on October 27, 2017, indicating its plan to file a rate case in late November

November:
- Three-year rate plan to be proposed with increases of $255.8 million in May 2018; $45 million in May 2019; and $36 million in May 2020
  - Rate increases driven primarily by higher depreciation and higher taxes

Spring 2018:
- Decision expected

New Hampshire Generation Divestiture Moving Toward Conclusion

- On October 12, 2017, PSNH filed with the NHPUC to approve the sale of all 1,200 MW
- Total proceeds of $258 million
- JP Morgan, auction adviser, has recommended sale approval
- PSNH to recover remaining generation investment and sale-related expenses through securitization
  - Securitization expected to total $550 - $600 million
- Closing expected in late 2017 or early 2018
- PSNH to use proceeds to retire debt, return equity capital to Eversource Parent





Eversource Poised to Enter Water Business With Acquisition of Aquarion

- Will unite New England's largest energy and water companies, increasing Eversource's customer base to nearly 4 million
- Enterprise value of $1.675 billion
  - $880 million cash
  - $795 million assumed Aquarion debt
- Will enhance Eversource's regulated utility delivery growth strategy
- Aquarion rate base exceeds $750 million
- Future growth opportunities through infrastructure upgrades, potential acquisitions of smaller, distressed water companies
- Approved by Connecticut regulators in October
- Federal, New Hampshire reviews also complete
- Massachusetts hearings and briefing complete; awaiting decision
- Transaction expected to close by year-end

Service Territory


Eversource Energy
Combined Eversource Energy & Aquarion
Aquarion

EVERSOURCE

AQUARION Water Company
Stewards of the Environment™

Status of the Four New England Transmission Complaints Unclear at FERC

- First complaint decided in 2014; FERC order resulted in base ROE of 10.57% and project incentive cap of 11.74%
- Three-judge panel at D.C. Circuit Court of Appeals unanimously vacated and remanded FERC's order in its April 14, 2017 decision
- On June 5, 2017, the New England Transmission Owners (NETOs) filed with FERC to begin billing customers based on prior FERC-approved rate (base ROE of 11.14%) 60 days after FERC has a quorum of commissioners
  - FERC did not accept NETOs' request to adjust rates while the Commission considered how to address the Appeals Court decision, determining that such a change would complicate the calculation of future surcharges or refunds
- On October 5, 2017, NETOs filed with FERC to dismiss the four complaints in light of FERC's *Emera Maine* decision or alternatively, consolidate the complaints and decide them simultaneously and expeditiously

FINANCIAL

Third Quarter & YTD 2017 Results

	Q3 2017	Q3 2016	Change	YTD 9-30-17	YTD 9-30-16	Change
Electric Distribution	$0.50	$0.53	($0.03)	$1.24	$1.20	$0.04
Electric Transmission	$0.31	$0.28	$0.03	$0.91	$0.84	$0.07
Natural Gas Distribution	($0.02)	($0.02)	($0.00)	$0.15	$0.16	($0.01)
Parent & Other	$0.03	$0.04	($0.01)	$0.06	$0.04	$0.02
Reported EPS (GAAP)	$0.82	$0.83	($0.01)	$2.36	$2.24	$0.12

2017 Earnings Drivers

		Third Quarter	First Nine Months
2016	**Reported EPS**	**$0.83**	**$2.24**
	Higher transmission earnings in 2017	0.03	0.07
	Lower non-tracked O&M in 2017	0.02	0.06
	Lower retail electric revenues in 2017	(0.04)	-----
	Higher property tax, depreciation and interest expense in 2017	(0.03)	(0.07)
	All other, net, including higher Other Income	0.01	0.06
2017	**Reported EPS**	**$0.82**	**$2.36**

2017 and 2018 Maturities

2017 Maturities

Size (in millions)	Issuer	Maturity Date	Coupon	Rating[(A)]
$150	CL&P	03/01	5.375%	A2/A+/A+
$100	CL&P	09/01	5.75%	A2/A+/A+
$70	PSNH	09/01	6.15%	A1/A+/A+
$25	NSTAR Gas	09/30	7.04%	A+/A+
$400	NSTAR Electric	11/15	5.625%	A2/A/A+

2018 Maturities

Size (in millions)	Issuer	Maturity Date	Coupon	Rating[(A)]
$150	Eversource Energy	01/15	1.60%	Baa1/A-/BBB+
$300	Eversource Energy	05/01	1.45%	Baa1/A-/BBB+
$300	CL&P	05/01	5.65%	A2/A+/A+
$110	PSNH	05/01	6.00%	A1/A+/A+
$100	Yankee Gas	10/01	6.90%	A2

(A) All issuer securities ratings are for senior secured debt with exception of NSTAR Electric and Eversource Energy which are senior unsecured debt.

2017 Issuances

Size (in millions)	Issuer	Maturity Date	Coupon	Yield	Rating(A)
$300	Eversource Energy	2022	2.75%	2.78%	Baa1/A-/BBB+
$300	CL&P	2027	3.20%	3.24%	A2/A+/A+
$350	NSTAR Electric	2027	3.20%	3.21%	A2/A/A+
$225	CL&P	2044	4.30%	3.71%	A2/A+/A+
$75	Yankee Gas	2027	3.02%	3.02%	A2
$450	Eversource Energy	2022	2.75%	2.50%	Baa1/A-/BBB+
$450	Eversource Energy	2024	2.90%	2.94%	Baa1/A-/BBB+
$350	NSTAR Electric	2027	3.20%	3.06%	A2/A/A+

(A) All issuer securities ratings are for senior secured debt with exception of NSTAR Electric and Eversource Energy which are senior unsecured debt.

Multiple Rating Agency Upgrades Since Merger

	Ratings at April 10, 2012	February 2013	January 2014	April 2015	May 2016	July 2016	Ratings, Outlooks Today
ES Unsecured	S&P: BBB+ Moody's: Baa2 Fitch: BBB+		Moody's upgrades to Baa1	S&P upgrades to A-			S&P: A-; Positive Moody's: Baa1; Stable Fitch: BBB+; Positive
CL&P Secured	S&P: A- Moody's: A3 Fitch: A	S&P upgrades to A	Moody's upgrades to A2	S&P upgrades to A+		Fitch upgrades to A+	S&P: A+; Positive Moody's: A2; Stable Fitch: A+; Stable
NSTAR Elec. Unsecured	S&P: A- Moody's: A2 Fitch: A+			S&P upgrades to A			S&P: A; Positive Moody's: A2; Stable Fitch: A+; Stable
PSNH Secured	S&P: A- Moody's: A3 Fitch: A	S&P upgrades to A	Moody's upgrades to A2	S&P upgrades to A+		Fitch upgrades to A+; Moody's to A1	S&P: A+; Positive Moody's: A1; Stable Fitch: A+; Stable
WMECO Unsecured	S&P: A- Moody's: Baa2 Fitch: A-		Moody's upgrades to A3	S&P upgrades to A	Moody's upgrades to A2	Fitch upgrades to A	S&P: A; Positive Moody's: A2; Stable Fitch: A; Positive